GOODWILL AND ACQUIRED INTANGIBLE ASSETS, NET (Schedule of Estimated Annual Amortization Expenses) (Details) (Acquired Finite Lived Intangible Assets [Member]) In Thousands, unless otherwise specified	Dec. 31, 2012 USD ($)	Dec. 31, 2012 CNY
Estimated amortization expense:
2013	$ 4,520	28,158
2014	4,096	25,521
2015	3,824	23,825
2016	2,729	17,003
2017	$ 2,463	15,346